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                                                                   EXHIBIT 10.30

                                                                 _________, 2004

                            NEGATIVE PLEDGE AGREEMENT

         In consideration of one or more loans, advances, or other financial accommodations or transactions, at any time before, at or after the date hereof made or extended by Citibank, F.S.B. (the "Bank"), to Caraco Pharmaceutical Laboratories Ltd. (the "Borrower"), the Borrower hereby agrees as follows:

1.       As used herein, the following terms shall have the following meanings:

         "Loan" shall mean the revolving line of credit in the amount of $10,000,000 made available by the Bank to the Borrower, and such other loans, advances or financial accommodations that the Bank may provide in the future to the Borrower.

         "Loan Documents" shall mean the master note and all other documents evidencing or securing the Loan or executed in connection therewith.

         "Obligations" shall mean the obligations of the Borrower to the Bank pursuant to the Loan Documents.

         "Assets" shall mean all of Debtor's now existing and hereafter acquired inventory, of every kind and nature, wherever located, including, without limitation, all raw materials, finished goods, work-in-process, packing and advertising materials and all documents, whether negotiable or nonnegotiable representing any of the foregoing, all embedded software, and all supporting obligations an all products and proceeds thereof; all now existing and hereafter acquired or created accounts (including without limitation health-care insurance receivables, credit card receivables, licensing fees an royalties and rights to payment for realty sold or leased), together with the Debtor's interest in all inventory described in invoices with respect to such accounts; all returned and repossessed inventory; and all now existing and hereafter acquired or created instruments (including promissory notes), chattel paper (whether tangible or electronic) wherever located, including, without limitation, all of the foregoing which arise in connection with the sale of inventory and/or the rendition of services, and all supporting obligations and all products and proceeds of the foregoing and all of Debtor's books and records.

         "Transfer" shall mean any bulk sale, transfer, assignment, gift, hypothecation, pledge, mortgage or creation of any lien, encumbrance or security interest in the Assets. Transfer shall include involuntary transfers, liens and encumbrances arising by operation of law, judicial proceedings, contract or otherwise, as well as transfers arising by voluntary act, but shall not include replacement of equipment for obsolescence or upgrade, nor in the case of inventory, use or consumption in the ordinary course of business.

         "Proceeds" shall mean the consideration of the Transfer of the Assets.

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2.       As long as the Obligations shall remain unpaid or unsatisfied, the undersigned shall not, without the written consent of the Bank in each instance first had and obtained, make any Transfer of the Asset or suffer or permit any Transfer to be made by anyone in respect to the Asset.

3. For notice purposes and not for the purpose of perfecting any security interest, the Borrower authorizes the Bank to (i) file any Uniform Commercial Code financing statements or amendments thereto without the signature of the Borrower or by signing of the Borrower's name to any such financing statements as its attorney-in-fact, in jurisdictions in which the Bank is unable to file financing statements or amendments without the Borrower's signature or (ii) file a photographic or other reproduction of this Negative Pledge Agreement (the "Agreement") as a financing statement.

4.       a.       Unless otherwise provided in any written consent given by
the Bank in accordance with Paragraph 2, or if the Borrower shall hereafter make any Transfer of the Assets in violation of Paragraph 2, the Proceeds derived, received by or inuring to the benefit of the Borrower in connection therewith are hereby transferred, set over and assigned to the Bank, and shall be received and held by the Borrower as the trustee of an express trust solely for the benefit of the Bank (and the Bank is hereby granted a security interest therein), and shall be delivered to the Bank forthwith upon receipt in these forms as received, except for the endorsement or assignment necessary to transfer title thereto to the Bank, and such Proceeds shall be applied by the Bank in payment or reduction of the Obligations in such order or manner and at such time or times as the Bank, in its sole discretion, shall determine.

         b. Further, in the event that the Borrower shall hereafter make any Transfer of the Assets in violation of Paragraph 2, or should there occur any violation of any of the terms hereof, same shall be considered to be an Event of Default under the provisions of the Loan Documents, and the Bank shall have each of its remedies under the Loan Documents.

5. The Borrower hereby irrevocably designates and appoints the Bank, its agents and designees, as attorney-in-fact for, and in the name of, the Borrower with full power and authority (but under no duty), to enforce and protect all of the rights herein granted to the Bank. Said power of attorney is coupled with an interest. The Borrower hereby authorizes the making and delivery by such attorney-in-fact, for and in the name of the Borrower, of any and all additional documents, instruments, assignments or endorsements deemed necessary or desirable to assure the fulfillment of the purposes hereof, hereby ratifying and confirming, in all respects, the action by such attorney-in-fact.

6. Nothing herein contained shall, in any manner, be deemed to amend, supersede or modify any term or provision of any note, guarantee, security agreement, collateral loan agreement or other instrument evidencing any loan or obligation of the Borrower to the Bank, it being understood that the terms of this Agreement shall be deemed merely supplemental thereto.

7. The provision hereof shall be binding upon the Borrower and upon the Borrower's successors, and assigns, as the case may be, and shall inure to the benefit of the Bank, its successors, transferees and assigns. This Agreement shall be governed by, and construed in accordance with, the law of the State of Connecticut, and cannot be changed or terminated orally.

                                         CARACO PHARMACEUTICAL
                                         LABORATORIES LTD.

                                         By: /s/ Jitendra N. Doshi
                                             -----------------------------------
                                                Name: Jitendra N. Doshi
                                                Title: Chief Executive Officer

State of Michigan

County of Oakland, Acting in Wayne County

On this 19th day of March 2004, Jitendra Doshi personally appeared before me, who is personally known to me to be the signer of the above instrument, and he acknowledged signing of his own free will.

                                         By: /s/ Susan Banks-Williams, Ph.D.
                                             -----------------------------------
                                         Susan Banks-Williams, Ph.D
                                         Notary Public, State of Michigan
                                         My Commission Expires September 1, 2007